UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                Current Report Pursuant to Section 13 or 15(d) of
                           the Securities Act of 1934


                Date of Report (Date of Earliest Event Reported)
                                 April 28, 2004


                         General Growth Properties, Inc.
             (Exact name of registrant as specified in its charter)


     Delaware                         1-11656                     42-1283895
     --------                         -------                     ----------
 (State or other                    (Commission                (I.R.S. Employer
 jurisdiction of                    File Number)                Identification
  incorporation)                                                    Number)


                  110 N. Wacker Drive, Chicago, Illinois 60606
               (Address of principal executive offices) (Zip Code)


                                 (312) 960-5000
                                 --------------
              (Registrant's telephone number, including area code)


                                       N/A
          (Former name or former address, if changed since last report)

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Item 7.           Financial Statements and Exhibits.
                  ----------------------------------

Listed below are the financial statements, pro forma financial information and exhibits filed as part of this report:

(a), (b)  Not applicable.

(c)  Exhibits

         The following exhibit is furnished pursuant to Item 9 and Item 12.

         99.1     Press Release dated April 28, 2004

Item 9.           Regulation FD Disclosure
                  ------------------------

On April 28, 2004, General Growth Properties, Inc. issued a press release describing its results of operations for its first quarter ended March 31, 2004. A copy of the press release is being furnished as Exhibit 99.1 to this report.


Item 12.          Results of Operations and Financial Condition
                  ---------------------------------------------

On April 28, 2004, General Growth Properties, Inc. issued a press release describing its results of operations for its first quarter ended March 31, 2004. A copy of the press release is being furnished as Exhibit 99.1 to this report. This information shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                              GENERAL GROWTH PROPERTIES, INC.


                                              By:     /s/  Bernard Freibaum
                                                 -------------------------------
                                                    Bernard Freibaum
                                                    Executive Vice President and
                                                    Chief Financial Officer

Date:  April 28, 2004

                                  EXHIBIT INDEX
Exhibit
Number           Name

99.1             Press Release dated April 28, 2004.